UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 25, 2011

MANTRA VENTURE GROUP LTD.
(Exact name of registrant as specified in its charter)

British Columbia	n/a	26-0592672
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

#4 2119 152nd Street
Surrey, British Columbia, Canada	V4A 4N7
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (604) 535-4145

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[     ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[     ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[     ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[     ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01	Entry into Material Definitive Agreement

On August 25, 2011, Mantra Venture Group Ltd. (“we”, “us”, “our”) entered into a consulting agreement with Richard Malcolm Smith , whereby Mr. Smith has agreed to provide certain management consulting services to the company for a period of six (6) months regarding our ongoing corporate development and acquisitions . In consideration for the services, we have agreed to issue to Mr. Smith 700,000 shares of our common stock, previously registered on a Form S-8 registration statement.

Item 9.01	Financial Statements and Exhibits

10.1	Consulting Agreement with Richard Malcolm Smith dated August 25, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANTRA VENTURE GROUP LTD.

/s/ Larry Kristof
Larry Kristof
President and Director
Date: August 31, 2011